EXHIBIT 10a








                                SECOND AMENDMENT


                                       TO


                           REVOLVING CREDIT AGREEMENT


                           dated as of April 30, 2002



                                      among


                                STEIN MART, INC.
                                   as Borrower


                            THE LENDERS PARTY HERETO


                                       and


                                  SUNTRUST BANK
                             as Administrative Agent


                               FLEET NATIONAL BANK
                              as Syndication Agent


                            FIRST UNION NATIONAL BANK
                             as Documentation Agent



================================================================================


                   SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS,
                  A DIVISION OF SUNTRUST CAPITAL MARKETS, INC.
                        as Lead Arranger and Book Manager





{OR498371;5}

                                SECOND AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of April 30, 2002, by and among STEIN MART, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of June 28, 2001, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of November 9, 2001 (as amended, the "Existing Credit Agreement");

         WHEREAS, pursuant to the Existing Credit Agreement, the Lenders severally, to the extent of their respective Commitments on a ratable basis up to the total of each Lender's Commitment, established for the Borrower a $135,000,000 senior revolving credit facility with a $10,000,000 swingline and a $10,000,000 letter of credit sub-facility thereunder, all upon the terms and conditions, and subject to the limitations, set forth in the Existing Credit Agreement;

         WHEREAS, the Borrower, as of the end of the fiscal year ended February 2, 2002, was not in compliance with a certain financial covenant contained in the Existing Credit Agreement, in particular that covenant contained in Section
6.2  (Fixed  Charge  Coverage  Ratio),  and  such   non-compliance   would  have
constituted an Event of Default under the Existing Credit Agreement if not waived by the Lenders and the Administrative Agent as provided herein;

         WHEREAS, the Borrower has requested the Lenders and the Administrative Agent (a) to waive the Borrower's non-compliance with the foregoing financial covenant for the fiscal year ended February 2, 2002 (but for no future fiscal period) and the Event of Default arising from such non-compliance, and (b) to amend the foregoing financial covenant, as well as certain other covenants contained in the Existing Agreement, and the Lenders and the Administrative Agent have agreed to do so, but only upon the terms and conditions set forth herein; and

         WHEREAS, the parties hereto have consulted with, and obtained the representation and advice of, their respective legal counsel with regard to the terms and conditions of this Second Amendment, and each party has had the opportunity to participate fully in the drafting of this Second Amendment.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual
covenants  herein  contained,   the  Borrower,  the  Required  Lenders  and  the
Administrative Agent agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Second Amendment, including the preamble and recitals, have the meanings set forth below:

                  "Amended Credit Agreement" shall mean the Existing Credit Agreement, as further amended hereby.

                  "Effective Date" shall have the meaning assigned to such term in Article IV.


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


         Section 1.2 Other Definitions. Unless otherwise defined herein, capitalized terms used herein (including the above recitals) and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

                                   ARTICLE II

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT
                     ---------------------------------------

         Except as otherwise set forth in Section 2.15, effective as of the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II as follows:

         Section 2.1 Amendment to Section 1.1 - Definitions. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to delete the definitions of the terms "Applicable Margin", "Applicable Percentage" and "Loan Documents" in their entirety and to insert the following new definitions for such terms in their place:

                  "Applicable Margin" shall mean, as of any date, with respect to all Eurodollar Borrowings and Base Rate Borrowings outstanding on such date, the percentage per annum designated in the "Pricing Grid" attached hereto as Schedule I as applicable to Eurodollar Borrowings or Base Rate Borrowings, as the case may be, based on the Borrower's ratio of Consolidated Adjusted Debt to Consolidated EBITDAR. The Applicable Margin for Eurodollar Borrowings shall initially be 1.875% and the Applicable Margin for Base Rate Borrowings shall initially be .875%; provided, however, that upon delivery to the Administrative Agent of the financial statements required by Section 5.1(a) or (b) and the compliance certificate required by Section 5.1(c) for the fiscal quarter ending May 4, 2002 and for each fiscal quarter thereafter, the Applicable Margin shall be reset to the percentage designated in
         Schedule I based on the Borrower's ratio of Consolidated Adjusted Debt to Consolidated EBITDAR for the preceding four fiscal quarter period then ending, measured quarterly, such Applicable Margin being effective as of the second Business Day following the date that the Administrative Agent receives such financial statements and certificate; provided further, however, that if at any time the Borrower shall have failed timely to deliver such financial statements and certificate, the Applicable Margin for Eurodollar Borrowings shall be 2.25% and the Applicable Margin for Base Rate Borrowings shall be 1.25% until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above.

                  "Applicable Percentage" shall mean, as of any date, with respect to the commitment fee, the percentage per annum designated in the "Pricing Grid" attached hereto as Schedule I based on the Borrower's ratio of Consolidated Adjusted Debt to Consolidated EBITDAR. The Applicable Percentage shall initially be 0.40%; provided, however, that upon delivery to the Administrative Agent of the financial statements required by Section 5.1(a) or (b) and the compliance certificate required by Section 5.1(c) for the fiscal quarter ending May 4, 2002 and for each fiscal quarter thereafter, the Applicable Percentage shall be reset to the percentage designated in Schedule I based on the Borrower's ratio of Consolidated Adjusted Debt to Consolidated EBITDAR for the preceding four fiscal quarter period then ending, measured quarterly, such Applicable Percentage being effective as of the second Business Day following the date that the Administrative Agent receives such financial statements and certificate; provided further, however, that if at any time the Borrower shall have failed timely to deliver such financial statements and certificate, the Applicable Percentage shall be 0.50% until such time as such financial statements and certificate are delivered, at which time the Applicable Percentage shall be determined as provided above.

                  "Loan Documents" shall mean, collectively, this Agreement, the Notes (if any), the LC Documents, all Notices of Borrowing and
         Borrowing Availability Certificates, the Subsidiary Guarantee Agreement, the Indemnity and Contribution Agreement, the Security Agreement and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.
{OR498371;5}

         Section 2.2 Amendment to Section 1.1 - Definitions. Section 1.1 - Definitions of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to insert the following new definitions for "Cash Dividend and Redemption Conditions", "Collateral", "Collateral Exceptions," "Excess Availability", "Excess Borrowing Availability" and "Security Agreement":

                  "Cash Dividend and Redemption Conditions" shall have the meaning set forth in Section 7.5.

                  "Collateral"   shall  mean  a  collective   reference  to  the
         "Collateral" which is identified in, and at any time will be covered by, the Security Agreement.

                  "Collateral Exceptions" shall mean (a) Permitted Encumbrances,
         (b) the following which are not in the aggregate material as to the Collateral taken as a whole: (i) goods in transit, (ii) goods located outside of the United States, and (iii) goods located in a jurisdiction which has not adopted the UCC (as that term is defined in the Security Agreement) or a version thereof, and (c) any Lien of the Administrative Agent for the benefit of the Lenders on any bank accounts, balances and deposits of the Borrower which has not been perfected by an appropriate control agreement or other permitted method of perfection under the UCC (unless such Bank accounts, balances and deposits are being held by the Administrative Agent).

                   "Excess   Availability"  shall  mean,  for  any  period,  the
         Aggregate Revolving Commitments minus the sum of outstanding Borrowings and LC Exposure.

                  "Excess Borrowing Availability" shall mean, for any period, the Borrowing Availability minus the sum of outstanding Borrowings and LC Exposure.

                  "Security   Agreement"  shall  mean  the  Security  Agreement,
         substantially in the form of Exhibit F, made by the Borrower in favor of the Administrative Agent for the benefit of the Lenders.

         Section  2.3  Amendment  to  Section  2.3  -  Procedure  for  Revolving
Borrowings. The first sentence of Section 2.3 - Procedure for Revolving Borrowings of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete such sentence in its entirety and to insert the following new sentence in its place:

                  The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Revolving Borrowing, substantially in the form of Exhibit 2.3 attached hereto (a "Notice of Revolving Borrowing"), (a) prior to 11:00 a.m. on the requested date of each Base Rate Borrowing and (b) prior to 11:00 a.m. three (3) Business Days prior to the requested date of each Eurodollar Borrowing.

         Section 2.4 Amendment to Section 2.5(a) - Procedure for Swingline Borrowing, Etc. The first sentence of Section 2.5(a) - Procedure for Swingline Borrowing of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete such sentence in its entirety and to insert the following new sentence in its place:

                  The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Swingline Borrowing ("Notice of Swingline Borrowing") prior to 11:00 a.m. on the requested date of each Swingline Borrowing.

         Section 2.5 Amendment to Section 2.6(a) - Funding of Borrowings. The first sentence of Section 2.6(a) - Funding of Borrowings of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete such sentence in its entirety and to insert the following new sentence in its place:

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                                       3

                  Each Lender will make available each Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 1:00 p.m. to the Administrative Agent at the Payment Office; provided, that Swingline Loans will be made as set forth in
         Section 2.5.

         Section 2.6 Amendment to Section 2.11(b) - Optional Prepayments. The first sentence of Section 2.11(b) - Optional Prepayments of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete such sentence in its entirety and to insert the following new sentence in its place:

                  The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of prepayment of any Eurodollar Borrowing, 11:00 a.m. not less than three (3) Business Days prior to any such prepayment, (ii) in the case of any prepayment of any Base Rate Borrowing, 11:00 a.m. on the date of such prepayment, and (iii) in the case of Swingline Borrowings, prior to 11:00 a.m. on the date of such prepayment.

         Section 2.7 Addition of New Section 4.16 - Security Agreement. "ARTICLE IV - REPRESENTATIONS AND WARRANTIES" of the Existing Credit Agreement is hereby amended to add the following new Section 4.16 - Security Interest:

                  Section 4.16 Security Interest. Upon the execution and delivery of the Security Agreement and the filing of a financing statement with the Florida Secured Transactions Registry, the Administrative Agent shall have a valid, perfected first priority and enforceable Lien on the Collateral except for the Collateral Exceptions.

         Section 2.8 Addition of New Section 5.12 - Security Agreement. "ARTICLE V - AFFIRMATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to add the following new Section 5.12 - Security Agreement:

                  Section 5.12 Security Agreement. The Borrower (a) will grant the Administrative Agent a valid, perfected first priority (except for the Collateral Exceptions) and enforceable Lien on the Collateral as security for the Obligations by executing an agreement reasonably acceptable to the Administrative Agent and substantially in the form of Exhibit F, and (b) will deliver simultaneously therewith any documents and other items reasonably requested by the Administrative Agent in connection therewith to properly evidence and perfect such Lien.

         Section 2.9 Addition of New Section 5.13 - Further Assurances. "ARTICLE V - AFFIRMATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to add the following new Section 5.13 - Further Assurances:

                  Section 5.13 Further Assurances. The Borrower will make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such actions, as may from time to time be reasonably requested by the Administrative Agent or the Required Lenders to perfect and maintain the validity and priority of the Liens granted pursuant to the Security Agreement and to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents (including, without limitation, any and all instruments necessary or appropriate to effect the pledge of the Collateral to the Administrative Agent for the benefit of the Lenders).

         Section 2.10 Amendment to Section 6.1 - Consolidated Adjusted Debt to Consolidated EBITDAR Ratio. Section 6.1 - Consolidated Adjusted Debt to Consolidated EBITDAR Ratio of "ARTICLE VI
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                                       4

FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.1 in its place:

                  Section 6.1 Consolidated Adjusted Debt to Consolidated EBITDAR Ratio. The Borrower and its Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, a Consolidated Adjusted Debt to Consolidated EBITDAR Ratio of not greater than:

         -------------------------------------- --------------------------------
                      Fiscal Quarter                     Required Ratio

         -------------------------------------- --------------------------------
          The fiscal quarters ending on June
          30, 2001, September 29, 2001 and                  3.25:1.0
                     February 2, 2002
         -------------------------------------- --------------------------------
             Each fiscal quarter ending after
           February 2, 2002 and on or prior to              3.75:1.0
                     November 2, 2002
         -------------------------------------- --------------------------------
             Each fiscal quarter ending after
                     November 2, 2002                       3.25:1.0
         -------------------------------------- --------------------------------

         in each case, calculated on a rolling four-quarter basis as to Consolidated EBITDAR.

         Section 2.11  Amendment to Section 6.2 - Fixed Charge  Coverage  Ratio.
Section 6.2 - Fixed Charge Coverage Ratio of "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.2 in its place:

                  Section 6.2 Fixed Charge Coverage Ratio. The Borrower and its Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, a Fixed Charge Coverage Ratio of not less than:

         -------------------------------------- --------------------------------
                      Fiscal Quarter                     Required Ratio

         -------------------------------------- --------------------------------
          The fiscal quarters ending on June
          30, 2001, September 29, 2001 and                  2.00:1.0
                     February 2, 2002
         -------------------------------------- --------------------------------
             Each fiscal quarter ending after
           February 2, 2002 and on or prior to              1.50:1.0
                     November 2, 2002
         -------------------------------------- --------------------------------
             Each fiscal quarter ending after
                     November 2, 2002                       1.75:1.0
         -------------------------------------- --------------------------------

         in each case, calculated on a rolling four-quarter basis as to Consolidated EBITDAR.

         Section 2.12  Amendment to Section 7.5 - Restricted  Payments.  Section
7.5 - Restricted Payments of "ARTICLE VII - NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 7.5 in its place:

                  Section 7.5  Restricted  Payments.  The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "Restricted Payment"), except for (a) dividends payable by

{OR498371;5}
         the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary to the Borrower or to
         another   Subsidiary   and  (c)  cash  dividends  paid  on,  and   cash
         redemptions of, the common stock of the Borrower which from the Closing Date through December 29, 2001 do not exceed $22,500,000 (provided, that the sum of all Restricted Payments in fiscal year 2001 do not exceed $26,000,000). Commencing on May 5, 2002, cash dividends paid on, and cash redemptions of, the common stock of the Borrower shall not exceed 15% of Consolidated Net Income (if greater than $0) earned during the immediately preceding fiscal quarter, provided, that
         (i) no Default or Event of Default has occurred and is continuing at the time such dividend is paid or redemption is made, and (ii) if Restricted Payments in any fiscal quarter are less than permitted in such fiscal quarter, the excess permitted amount for such fiscal quarter may be carried forward to the next succeeding fiscal quarter, provided further, that if (i) the Borrower's Fixed Charge Coverage Ratio for the fiscal quarter ending on November 2, 2002 shall not be less than 1.75:1.00, calculated on a rolling four-quarter basis as to Consolidated EBITDAR, as reflected in the compliance certificate required by Section 5.1(a) for such fiscal quarter, (ii) the Borrower shall have Excess Availability of not less than 15% of its Aggregate Revolving Commitments at each point in time through December 15, 2002, and (iii) the Borrower shall have Excess Borrowing Availability of not less than 15% of its Borrowing Availability at each point in time through December 15, 2002 (collectively, the "Cash Dividend and Redemption Conditions"), then as of December 16, 2002, cash dividends paid on, and cash redemptions of, the common stock of the Borrower may be increased to 25% of Consolidated Net Income (if greater than $0) earned during the immediately preceding fiscal quarter, provided further, however, that if the Cash Dividend and Redemption Conditions are not satisfied, then cash dividends shall not exceed $750,000 per fiscal quarter commencing with the fiscal quarter in which the Cash Dividend and Redemption Conditions are not satisfied.

         Section 2.13 Redesignation of Existing Section 8.1(o) as Section 8.1(p) and Addition of New Section 8.1(o). Section 8.1(o) - Events of Default of
"ARTICLE VIII - EVENTS OF DEFAULT" of the Existing Agreement is hereby redesignated as Section 8.1(p) and said Section is hereby amended to add the following new Section 8.1(o):

                  (o) any material provision of the Security Agreement shall for any reason cease to be valid and binding on, or enforceable against, the Borrower or shall cease to give the Administrative Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Administrative Agent for the benefit of the Lenders, or the Borrower shall so state in writing, or the Borrower shall seek to terminate the Security Agreement in violation of the terms thereof or any of its covenants and agreements thereunder; or

         Section 2.14 Amendment to Section  10.2(b)(vii)  - Waiver;  Amendments.
Section 10.2(b)(vii) - Waiver; Amendments of "ARTICLE X - MISCELLANEOUS" of the Existing Credit Agreement is hereby amended by deleting the term "collateral" in
Section 10.2(b)(vii) and substituting the term "Collateral" in its place.

         Section 2.15 Amendment to Schedule I - Pricing Grid. The Existing Credit Agreement is hereby amended to insert the following new Schedule I - Pricing Grid:


                       [Pricing Grid appears on next page]





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                                       6

                                                         SCHEDULE I

                                  PRICING GRID

--------------------------------------------------------------------------------

Consolidated Adjusted          Applicable Margin           Applicable Percentage
   Debt to EBITDAR                (per annum)                   (per annum)
--------------------- ------------------ ---------------- ----------------------
                             Base           Eurodollar          Commitment
                             Rate                                  Fee
--------------------- ------------------ ---------------- ----------------------
        <3.00x               0.75%             1.75%              0.375%
--------------------- ------------------ ---------------- ----------------------
  =>3.00x to <3.25x          0.875%            1.875%             0.40%
--------------------- ------------------ ---------------- ----------------------
  =>3.25x to <3.50x          1.00%             2.00%              0.40%
--------------------- ------------------ ---------------- ----------------------
       =>3.50x               1.25%             2.25%              0.50%
--------------------- ------------------ ---------------- ----------------------

                  Notwithstanding any other provisions of this Second Amendment, the new Pricing Grid set forth above shall be effective and applicable on and after February 2, 2002.

                                   ARTICLE III

                    CONSENT AND WAIVER OF COVENANT VIOLATION
                    ----------------------------------------

         Section  3.1  Consent and  Waiver.  Under the terms and  conditions  of
Section 6.2 - Fixed Charge Coverage Ratio of "ARTICLE VI - FINANCIAL COVENANTS" of the Existing Credit Agreement, the Borrower and its Subsidiaries were required to have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2001, a Fixed Charge Coverage Ratio of not less than 2.0:1.0, calculated on a rolling four-quarter basis as to Consolidated EBITDAR. The Borrower acknowledges and agrees that the Borrower and its Subsidiaries were not in compliance with this covenant as at fiscal quarter end February 2, 2002 and, as a result thereof, the Borrower has requested that the Lenders waive such covenant non-compliance for such period. In consideration of the covenants and agreements set forth in this Second Amendment, the Administrative Agent and the Lenders, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective retroactively to February 2, 2002, upon the Effective Date, to waive the Borrower's non-compliance with the Fixed Charge Coverage Ratio covenant set forth in Section 6.3 of the Existing Credit Agreement for the fiscal quarter ended February 2, 2002; provided, that the Borrower shall be in full compliance with the Fixed Charge Coverage Ratio covenant (as modified as set forth in Section 2.11) for each fiscal quarter ending after February 2, 2002.

         Section 3.2 No Future Waiver. The waiver set forth in Section 3.1 is a one-time waiver, applicable only to the Borrower's non-compliance with the Fixed Charge Coverage Ratio covenant set forth in Section 6.2 of the Existing Credit Agreement for the fiscal quarter ended February 2, 2002, and shall not be construed to be (a) a waiver as to future compliance with Section 6.2 of the Amended Credit Agreement, (b) a waiver of any Default or Event of Default that may now or hereafter exist, or (c) an amendment of or modification to the Existing Credit Agreement. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Second Amendment, and applicable law.


                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

         This Second Amendment shall be and become effective as of the date hereof (the "Effective Date") when all of the conditions set forth in this
Article IV shall have been satisfied, as reasonably determined by the Administrative Agent, and thereafter, this Second Amendment shall be known, and may be referred to, as the "Second Amendment":


{OR498371;5}

         Section 4.1 Approval by Required Lenders. The Required Lenders shall have approved the modifications and amendments set forth in this Second Amendment, such approval to be evidenced by such Required Lenders' execution of counterparts of this Second Amendment as set forth in Section 4.2.

         Section 4.2 Execution of Counterparts. The Administrative Agent shall have received (including by telecopy) counterparts of this Second Amendment that shall have been duly executed on behalf of the Borrower, the Administrative Agent and the Required Lenders.

         Section 4.3 Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Administrative Agent and its counsel shall have received all information, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Second Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

         Section 4.4 Payment of Waiver/Modification Fee. The Borrower shall have paid to the Administrative Agent a waiver/modification fee in connection with this Second Amendment in an amount equal to 0.25% multiplied by the aggregate Commitments, such fee being for the account of each Consenting Lender (as defined below) and payable pro rata based on the ratio of such Consenting Lender's Commitment to the aggregate of all such Consenting Lenders' Commitments; provided, that such fee shall be payable only to those Lenders (each, a "Consenting Lender," and collectively, the "Consenting Lenders") that shall have returned (including via telecopy addressed to C. William Buchholz at 904-632-2874 with delivery of original to follow as required by Section 5.5) executed signature pages to this Second Amendment on or before the close of business on May 13, 2002, as directed by the Administrative Agent.

         Section 4.5 Payment of Other Fees and Expenses. The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Second Amendment.

         Section 4.6 Receipt of Documentation. The Administrative Agent (or its counsel) shall have received the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent (and its counsel):

                  (a) a duly executed Security Agreement substantially in the form of Exhibit F attached to this Second Amendment;

                  (b) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of the Loan Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;

                  (c) certified copies of the articles of incorporation or other charter documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation of such Loan Party;

                  (d) a favorable written opinion of Kirschner & Legler, P.A., counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, drafted in accordance with the Report on Standards for Opinions of Florida Counsel for Business and Real Estate Transactions (June 1997) and covering such matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request including, without limitation, the validity, enforceability and perfection of the Lenders' security interest in the Collateral;



{OR498371;5}

                  (e) certified copies of all consents, approvals, authorizations, registrations or filings required to be made or obtained by each Loan Party in connection with the Loans and any transaction being financed with the proceeds of the Loans;

                  (f) if any of the Collateral is at any time located or stored on any premises leased by the Borrower or in any warehouse not owned by the Borrower, copies of waivers, in form approved by the Administrative Agent, delivered to each landlord or warehouseman involved, together with a letter from Borrower to such landlord or warehouseman requesting such landlord or warehouseman to subordinate any existing or future Lien of said landlord or warehouseman on the Collateral to the security interest of the Administrative Agent for the benefit of Lenders in such Collateral (the Borrower shall use reasonable efforts to obtain the requested waivers, which shall not include making any burdensome concessions to such landlord or warehouseman, but it shall not be a requirement to the effectiveness of this Second Amendment that any such landlord or warehouseman favorably respond to such request); and

                  (g) UCC searches in the appropriate filing offices for perfection of security interests in inventory and accounts in the jurisdictions of each of the locations specified on Schedule 4.14, together with copies of all financing statements on file in such jurisdictions (with all attachments) and evidence that no Liens exist on the Collateral or any other assets or properties of any such Loan Party (other than Liens permitted by Section 7.2), and judgment and tax lien searches in the jurisdiction of the chief executive office and state of incorporation or formation of each Loan Party.

         Section 4.7 Filing of Financing Statement. The Borrower shall have authorized the filing of, and Collateral Agent shall have filed, a financing statement with the Florida Secured Transactions Registry to perfect a security interest in the Collateral.


                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

         Section 5.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Second Amendment, (a) the execution, delivery and performance of this Second Amendment has been duly authorized by all requisite action of the Borrower, corporate or otherwise, (b) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (c) all representations, warranties covenants and Agreements of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (d) since the date of the most recent financial statements of the Borrower described in Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (e) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms in all material respects.

         Section 5.2 Cross References. References in this Second Amendment to any Section are, unless otherwise specified, to such Section of this Second Amendment.

         Section 5.3 Instrument Pursuant to Existing Credit Agreement. This Second Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         Section 5.4 Loan Documents. The Borrower hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratify and approve in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Second Amendment, all references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.
{OR498371;5}

         Section 5.5 Acknowledgment of Outstanding Obligations. The Loan Parties hereby acknowledge, certify and agree that pursuant to the Existing Credit Agreement, (i) Lenders have made Eurodollar Loans to the Borrower that are outstanding  as of  the  date  hereof  in  the  aggregate  principal  amount  of
$50,000,000.00 and Base Rate Loans to the Borrower that are outstanding as of the date hereof in the aggregate principal amount of $2,000,000.00, (ii) the Administrative Agent has made Swingline Loans to the Borrower that are outstanding as of the date hereof in the aggregate principal amount of
$10,000,000.00 and (iii) the Issuing Bank has issued Letters of Credit on behalf of or for the account of the Borrower in the aggregate face amount of $2,064,080.00; the Borrower's obligation to pay the outstanding amounts under such Existing Agreement to the Lenders, the Administrative Agent and/or the Issuing Bank is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination whatsoever; including without limitation, any usury or lender liability claim or defense, arising out of the Loans or the issuance of any Letter of Credit or any past relationship between or among the Borrower, the Lenders, the Administrative Agent and/or the Issuing Bank that can be asserted by the Borrower either to reduce or eliminate all or any part of its liability for the Obligations or to seek affirmative relief or damages of any kind or nature from the Lenders, the Administrative Agent and/or the Issuing Bank. The Loan Parties further acknowledge that to the extent that any such claim should in fact exist, including without limitation, any usury or lender liability claim, it is being fully, finally, and irrevocably released. The Loan Parties hereby acknowledge and agree that but for the execution of this Agreement an Event of Default would have existed under the Existing Credit
Agreement as referenced in Section 3.1 hereof and that the Lenders and the Administrative Agent were under no obligation whatsoever to restructure the Loans or any of the Loan Documents. In consideration of the terms and conditions of this Second Amendment, made at the Borrower's request, the Loan Parties on behalf of themselves and their respective successors and assigns hereby fully, finally and irrevocably release the Lenders, the Administrative Agent and the Issuing Bank, and their respective officers, directors, affiliates, subsidiaries, parents, representatives, agents, shareholders, attorneys, employees, predecessors, successors and assigns (collectively, the "Released Parties") from any and all defenses, counterclaims, offsets, cross-claims, claims and demands of any kind or nature existing as of the date of this Second Amendment, including without limitation, any usury or lender liability claims or defenses, whether known or unknown, and whenever and howsoever arising, relating to the Loans or the Letters of Credit, or any past relationship between the Loan Parties and any of the Released Parties. In addition, the Loan Parties hereby agree not to commence, join in, prosecute, or participate in any suit or other proceeding in a position adverse to that of any of the Released Parties arising directly or indirectly from any of the foregoing matters. The Loan Parties further agree that, from and after the effective date hereof, the Loans and the Letters of Credit are and shall continue to be governed by the terms and provisions of the Existing Credit Agreement, as modified and amended by this Second Amendment.

         Section 5.6 Counterparts; Facsimile Signatures; Effectiveness of Second Amendment. This Second Amendment may be executed in one or more counterpart copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto. Further, the parties may execute facsimile copies of this Second Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, however, any party executing this Second Amendment by facsimile signature agrees to promptly provide an original executed copy of this Second Amendment to the Administrative Agent. Notwithstanding execution of this Second Amendment by the Borrower, the Guarantor and each of the Required Lenders party hereto, this Second Amendment shall not be or become effective and binding upon the parties until executed and accepted by the Administrative Agent in its capacity as such on behalf of the Lenders.

         Section 5.7 Governing Law; Etc. This Second Amendment shall be governed by and construed in accordance with the applicable terms and provisions of
Section 10.5 - Governing Law; Jurisdiction; Consent to Service of Process of "ARTICLE X - MISCELLANEOUS" of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

         Section 5.8 No Other Modifications. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Second Amendment shall not be considered a novation.


{OR498371;5}

         Section 5.9 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 5.10 Complete Agreement. This Second Amendment constitutes the complete agreement between the parties hereto with regard to the matters set forth herein and incorporates all prior discussions, agreements and representations made in respect of such matters.




                        [Signatures follow on next page]




















{OR498371;5}

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed [under seal in the case of the Borrower] by their respective duly authorized officers as of the day and year first above written.

                                             STEIN MART, INC.


                                             By: /s/ James G. Delfs
                                                 -------------------------------
                                                 Name:  James G. Delfs
                                                 Title: Chief Financial Officer

                                             [SEAL]




                                             SUNTRUST BANK
                                             as Administrative Agent, as
                                             Issuing Bank, as Swingline Lender
                                             and as a Lender



                                             By: /s/ C. William Buchholz
                                                 -------------------------------
                                                 Name:  C. William Buchholz
                                                 Title: Director

                                             Revolving Commitment: $30,000,000

                                             Swingline Commitment: $10,000,000










{OR498371;5}                           S-1

                                             FLEET NATIONAL BANK, as a Lender



                                             By: /s/ Linda Alto
                                                 -------------------------------
                                                 Name:  Linda Alto
                                                 Title: Director


                                             Revolving Commitment: $25,000,000










{OR498371;5}

                                             WACHOVIA BANK, N.A., as a Lender
                                             (formerly known as First Union
                                             National Bank)


                                             By: /s/ Miriam Howard
                                                 -------------------------------
                                                 Name:  Miriam Howard
                                                 Title: Vice President


                                             Revolving Commitment: $25,000,000










{OR498371;5}

                                             US BANK NATIONAL ASSOCIATION,
                                             as a Lender


                                             By: /s/ Amanda Smith
                                                 -------------------------------
                                                 Name:  Amanda Smith
                                                 Title: Assistant Vice President


                                             Revolving Commitment: $10,000,000










{OR498371;5}

                                             CAROLINA FIRST BANK, as a Lender



                                             By: /s/ Charles D. Chamberlain
                                                 -------------------------------
                                                 Name:  Charles D. Chamberlain
                                                 Title: Executive Vice President


                                             Revolving Commitment: $10,000,000










{OR498371;5}

                                             COMPASS BANK, as a Lender



                                             By: /s/ Joseph D. Sistare III
                                                 -------------------------------
                                                 Name:  Joseph D. Sistare III
                                                 Title: Vice President


                                             Revolving Commitment: $10,000,000










{OR498371;5}

                                             REPUBLIC BANK, as a Lender



                                             By: /s/ Brigitta Lawton
                                                 -------------------------------
                                                 Name:  Brigitta Lawton
                                                 Title: Senior Vice President


                                             Revolving Commitment: $10,000,000










{OR498371;5}

                                             ISRAEL DISCOUNT BANK LIMITED, as
                                             a Lender



                                             By: /s/ Roberto Munoz
                                                 -------------------------------
                                                 Name:  Roberto Munoz
                                                 Title: First Vice President


                                             Revolving Commitment: $7,500,000










{OR498371;5}

                                             REGIONS BANK, as a Lender



                                             By: /s/ Anthony D. Nigro
                                                 -------------------------------
                                                 Name:  Anthony D. Nigro
                                                 Title: Vice President


                                             Revolving Commitment: $7,500,000










{OR498371;5}

                              JOINDER OF GUARANTOR
                              --------------------

         The undersigned, as Guarantor under that certain Subsidiary Guarantee Agreement, dated as of June 28, 2001 (the "Guarantee"), in favor of the Administrative Agent, on behalf of the Lenders, hereby acknowledges and consents to, and agrees to be bound by, the foregoing modifications and amendments to the Existing Credit Agreement as set forth in this Second Amendment and to each of the other terms and conditions thereof, and agrees that its Guarantee shall continue in full force and effect and binding upon and enforceable against the undersigned in accordance with its terms from and after the date hereof. The undersigned hereby further acknowledges and agrees that its obligations under the Guarantee are not subject to any off-set, defense or counterclaim whatsoever and hereby waives any and all defenses of any nature whatsoever, legal, equitable or otherwise, which the undersigned may now have with respect to the undersigned's obligations under said Guarantee.

         Dated as of the 30th day of April, 2002.

                                             STEIN MART BUYING CORP.


                                             By: /s/ James G. Delfs
                                                 -------------------------------
                                                 Name:  James G. Delfs
                                                 Title: Senior Vice President/
                                                        CFO

                                             [SEAL]










{OR498371;5}

                                                                       EXHIBIT F


                                    SECURITY  AGREEMENT  dated as of  April  30,
                                    2002 (this "Agreement"), between STEIN MART,
                                    INC., a Florida  corporation (the "Debtor"),
                                    and  SUNTRUST   BANK,   a  Georgia   banking
                                    corporation,  as  administrative  agent (the
                                    "Administrative Agent") for the Lenders as defined in the Credit Agreement referred to below (in such capacity, "Secured Party").


         Reference is made to the Revolving Credit Agreement, dated as of June 28, 2001, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of November 9, 2001, and as further amended by that certain Second Amendment to Revolving Credit Agreement, dated as of the date hereof (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Debtor, the lenders from time to time party thereto (the "Lenders") and SunTrust Bank, a Georgia banking corporation, as Administrative Agent for the Lenders, swingline lender and issuing bank (in such capacity, the "Issuing Bank"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to Debtor, and the Issuing Bank has agreed to issue Letters of Credit for the account of Debtor, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The obligations of the Lenders to continue to make Loans and of the Issuing Bank to continue to issue Letters of Credit are conditioned on, among other things, the execution and delivery by Debtor of a Security Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to continue to make Loans and the Issuing Bank to continue to issue Letters of Credit, Debtor is willing to execute this Security Agreement.

         Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         SECTION 1.1. Definitions. As used in this Agreement, the following terms have the following meanings (and terms not defined herein shall have the same meaning as assigned to them in the Credit Agreement):

         "Account" means any "account," as such term is defined in Chapter 679 of the UCC, and, in any event, shall include, without limitation, any right of the Debtor to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, or (iii) arising out of the use of a credit or charge card or information contained on or for use with the card.

         "Collateral"  has  the  meaning   specified  in  Section  2.1  of  this
Agreement.

         "Collateral Exceptions" shall have the meaning assigned to such term in the Credit Agreement.

         "Inventory" means all "inventory," as such term is defined in Chapter 679 of the UCC, and, in any event, shall include, without limitation, each of the following, (a) all goods, merchandise or personal property, wherever located, held by Debtor for sale or lease or to be furnished under a contract of service, (b) all raw materials, work-in-process and finished goods, (c) inventory covered by a warehouse receipt, bill of lading or other negotiable or non-negotiable document and (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor.

         "Obligations" means and includes the "Obligations" as such term is defined in the Credit Agreement.

         "Proceeds" means any "proceeds," as such term is defined in Chapter 679 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure,

{OR498808;3}                          F-1
or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Revised Article 9" means Revised Article 9 of the Uniform Commercial Code included in the 1998 official text of the Uniform Commercial Code as approved by the American Law Institute in 1998 and the National Conference of Commissioners on Uniform State Laws in 1999.

         "UCC" shall mean the Florida Uniform Commercial Code as set forth in Chapters 671 through 680, Florida Statutes, as the same may be amended from time to time.

         SECTION 1.2. Other Definitional Provisions. References to "Sections," "subsections," "Exhibits," and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.


                                   ARTICLE II

                                SECURITY INTEREST
                                -----------------

         SECTION 2.1. Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), Debtor hereby pledges and assigns to Secured Party, and grants to Secured Party a continuing lien on and security interest in, all of Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

         (a) all Accounts;

         (b) all Inventory;

         (c) to the extent not encumbered above, all of the right, title and interest of Debtor in and to the goods or other property represented by or securing the Accounts;

         (d) all rights of Debtor as an unpaid lienor, including stoppage in transit, replevin and reclamation;

         (e) all monies, bank accounts, balances, credits, deposits, collections, drafts, bills, notes, securities, and other property of every kind and nature (whether tangible or intangible) now owned or hereafter acquired by Debtor, including without limitation, all such property at any time in the actual or constructive possession of (or in transit to) Secured Party or its correspondents or agents in any capacity or for any purpose;

         (f) all books, records, ledger cards and other property relating to (a) through (e) above, including computer programs, tapes and related software (subject, however, to Debtor's right to obtain copies of same from time to time upon request); and

         (g) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (f).


{OR498808;3}                          2

Notwithstanding anything to the contrary contained in this Agreement, the Obligations secured under this Agreement shall not exceed an aggregate amount equal to the greatest amount that would not render Debtor's indebtedness, liabilities or obligations under this Agreement subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; provided, however, that, for purposes of the immediately preceding clause, it shall be presumed that the Obligations secured hereunder do not equal or exceed any aggregate amount which would render Debtor's indebtedness, liabilities or obligations under this Agreement subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Agreement are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of Debtor hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such indebtedness, liabilities or obligations shall, without any further action by Debtor, Secured Party or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

         SECTION 2.2. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under such documentation, (c) Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) Secured Party shall not be obligated to perform any of the obligations of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.3. Authorization. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any jurisdiction any initial financing statements, continuation statements and amendments thereto that (a) indicated the Collateral, and (b) contain any other information required by part 5 of Revised Article 9 of the state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization, any organization identification number or federal employee identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

         SECTION 2.4. Waiver. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ALL OF ITS RIGHT, IF ANY, TO FILE ANY CORRECTION STATEMENT, AMENDMENT OR TERMINATION FINANCING STATEMENT WITH ANY JURISDICTION RELATING TO THE COLLATERAL.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         To induce Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, Debtor represents and warrants as follows:

         SECTION 3.1. Location of Inventory; Third Parties in Possession. All of the Inventory is located at the places specified in Schedule 3.1 or is in transit. Schedule 3.1 correctly identifies the landlords, mortgagees or warehousemen, if any, of each location identified in Schedule 3.1. Except for the Persons identified on Schedule 3.1, no Person other than Debtor and Secured Party has possession of any of the Collateral other than common carriers and Persons operating storage facilities while goods are in the process of delivery from the supplier thereof. Except as set forth above in this Section 3.1, none of the Collateral has been located in any location within the past four months other than as set forth on Schedule 3.1 for Debtor.
{OR498808;3}                          3

         SECTION 3.2. Office Locations; Fictitious Names; Tax I.D. Number. The principal place of business and the chief executive office of Debtor is identified on Schedule 3.1. Schedule 3.1 also sets forth all other places where Debtor keeps its books and records and all other locations where Debtor has a place of business. Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule 3.2. Debtor's United States federal income tax identification number and state organizational identification number is set forth on Schedule 3.2.

         SECTION 3.3. Ownership. Debtor is the absolute owner of the Collateral free and clear of all Liens and security interests whatsoever except for the security interest granted Secured Party by this Agreement and except for the Collateral Exceptions.

         SECTION 3.4 Priority. That by virtue of this Agreement and the perfection of said security interest in accordance with the provisions of this Agreement, and the execution and delivery of any lien waiver or subordination agreements, if applicable, Secured Party has a valid, enforceable, perfected and first priority security interest in the Collateral except for the Collateral Exceptions.


                                   ARTICLE IV

                                    COVENANTS
                                    ---------

         Debtor covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment under the Credit Agreement, Debtor will perform and observe each of the following covenants:

         SECTION 4.1. Accounts. Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of Secured Party, Debtor shall not, except in the ordinary course of business and in no event when any Default exists, (a) grant any extension of time for any payment with respect to any of the Accounts beyond sixty (60) days after such payment's due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.

         SECTION 4.2. Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents, and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Debtor shall upon reasonable request by Secured Party (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require, (b) take such action after a Default as Secured Party may request from time to time, (c) deliver to Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, and (d) execute and deliver to Secured Party such other agreements, documents, and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by this Agreement or any other Loan Document.

         SECTION 4.3. Third Parties in Possession of Collateral. Except for the Collateral Exceptions, Debtor shall not permit any third Person (including any landlord, warehouseman, bailee, agent, consignee, or processor) to hold any Collateral, unless Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) deliver to Secured Party copies of waivers, in form approved by Secured Party, delivered to such Person, together with a letter
{OR498808;3}                          4
from Debtor to such Person requesting such Person to subordinate any existing or future Lien of said Person on the Collateral to the security interest of Secured Party for the benefit of Lenders in the Collateral; and (iii) take all other actions Secured Party reasonably deems necessary to perfect and protect its and Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where such landlord, warehouseman, bailee, consignee, agent, processor, or other third Person is located (including the filing of financing statements in the proper jurisdictions naming the applicable third Person as debtor and Debtor as secured party and notifying the third Person's secured lenders of Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

         SECTION 4.4. Corporate Changes. Debtor shall not change its name, identity, corporate structure, its United States tax identification number or state organizational identification number in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by Secured Party to protect its Liens with the perfection and priority thereof required by the Loan Documents. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party not less than thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         SECTION 4.5. Inventory. Debtor shall keep the Inventory at (or in transit to) any of the locations specified on Schedule 3.1 for such Debtor hereto or, upon not less than thirty (30) days prior written notice to Secured Party, at such other places within the United States of America where all actions required to perfect Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         SECTION 4.6. Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
673.1041 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

         SECTION 4.7 Maintenance and Use of Collateral. Debtor does hereby further covenant with Secured Party as follows:

               (a) That  the  Collateral  will  be   used  solely  for  business
         purposes.

               (b) That Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

               (c) That Debtor has not and shall not grant to any Person other than Secured Party a security interest or any other interest or claim in the Collateral, except for the Collateral Exceptions.

               (d) That there is not now and will not be filed in the future in any jurisdiction any financing statement listing any Person other than Secured Party as a secured party covering any or all of the Collateral except for the Collateral Exceptions.

               (e) That, except for the Collateral Exceptions, Debtor will not permit any Liens or security interests other than Secured Party's security interest, to attach to any of the Collateral, permit any of the Collateral to be levied upon under legal process, permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement, or permit the Collateral to be or to become a fixture (and it is expressly covenanted, warranted and agreed that the Collateral, and any part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property.


{OR498808;3}                          5

               (f) That Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Secured Party; provided, however, that as long as the Secured Party has not accelerated the due date of the Obligations following an Event of Default, it may sell its Inventory in the normal and ordinary course of its business.

               (g) That except for matters not material to Debtor, Debtor will not use the Collateral or permit the Collateral to be used in violation of any statute or ordinance and Debtor shall further comply with all statutes, regulations and ordinances applicable to the use or its ownership of the Collateral and to its business.

               (h) That Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes or other writing evidencing the Obligations, or any of them, or will contest such taxes and assessments by proper proceeding in good faith.

               (i) That during the term of this Agreement, Debtor shall cause to be maintained on the Collateral insurance in an amount at least equal to the amount of the Obligations and shall cause Secured Party to be noted as a loss payee on said policies. At the request of Secured Party, Debtor shall promptly deliver to Secured Party said policies of insurance along with certificates reflecting Secured Party as a loss payee and providing for not less than thirty (30) days notice to Secured Party prior to expiration or cancellation of same, and Secured Party shall be entitled to retain in its possession said policies or certificates.

               (j) That Debtor will maintain the Collateral in good condition and repair in the ordinary course of its business and shall undertake and perform such other functions as may be necessary to keep and maintain the Collateral in good condition and repair.


                                    ARTICLE V

                             RIGHTS OF SECURED PARTY
                             -----------------------

         SECTION 5.1. Power of Attorney. TO THE EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, DEBTOR HEREBY GIVES SECURED PARTY THE POWER AND RIGHT ON BEHALF OF DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE
FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, WITHOUT NOTICE TO, OR THE CONSENT OF, DEBTOR:

               (a) to demand, sue for, collect, or receive, in the name of Debtor or in Secured Party's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

               (b) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

               (c) to notify post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor;


{OR498808;3}                          6

               (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by Debtor while a Default exists, such Debtor shall promptly deliver such Proceeds to Secured Party with any necessary endorsements, and until such Proceeds are delivered to Secured Party, such Proceeds shall be held in trust by such Debtor for the benefit of Secured Party and shall not be commingled with any other funds or property of such Debtor); (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against such Debtor with respect to any Collateral;
         (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer Agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral;
         (x) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xi) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11 HEREOF. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

         SECTION 5.2. Assignment by Secured Party. Secured Party and each Lender may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to Secured Party or the Lenders, as applicable, herein or otherwise.

         SECTION 5.3. Possession; Reasonable Care. Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of Secured Party, of any or all of the Collateral that Secured Party has a right to possess. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.
{OR498808;3}                          7

                                   ARTICLE VI

                                     DEFAULT
                                     -------

         SECTION 6.1 Events of Default. The occurrence of one or more of the following events shall constitute a default under this Agreement ("Events of Default"):

               (a) The occurrence of an Event of Default under the Credit Agreement.

               (b) The failure of Debtor to keep, observe or perform any term or condition of this Agreement required hereunder to be kept, observed or performed by Debtor which continues beyond any grace periods provided herein.

         SECTION 6.2. Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies:

               (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor or any other person, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by such Debtor. Upon the request of Secured Party, such Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to such Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter  applied  in whole or in part by Secured Party against,  the
         Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to Debtor or to whomsoever may be lawfully entitled to receive such
{OR498808;3}                          8
         surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

               (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

               (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

               (d) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

               (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the opinion of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

         SECTION 6.3. Private Sales. Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act, or under any applicable state securities laws, even if such issuer would agree to do so. Debtor further agrees to do or cause to be done, to the extent that such Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor's expense.


                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         SECTION 7.1. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         SECTION 7.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party, and Secured Party may not appoint a successor as Secured Party except in accordance with the Credit Agreement.

{OR498808;3}                          9

         SECTION 7.3. Amendment; Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

         SECTION 7.4. Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         SECTION 7.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         SECTION 7.6. Headings.  The  headings, captions, and arrangements  used
in   this   Agreement  are  for  convenience  only  and  shall  not  affect  the interpretation of this Agreement.

         SECTION 7.7. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         SECTION 7.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         SECTION 7.9. Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         SECTION 7.10. Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7.11. Termination. If all of the Obligations shall have been paid and performed in full and all Commitments of Secured Party and the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor, as applicable, (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement; notwithstanding anything to the contrary contained in this Agreement, if the payment of any amount of the Obligations is rescinded, voided or must otherwise be refunded by Secured Party or any Lender upon the insolvency, bankruptcy or reorganization of the Debtor or any other Loan Party or otherwise for any reason whatsoever, then the security interests created by this Agreement will be automatically reinstated and become automatically effective and in full force and effect, all to the extent that and as though such payment so rescinded, voided or otherwise refunded had never been made and such release and termination of such security interest had never been given.


{OR498808;3}                          10

         SECTION 7.12. Filing Fees and Documentary Stamp Taxes. Debtor shall pay all costs of filing any financing statement and all other costs of perfecting the security interest granted hereunder. Additionally, Debtor shall pay all documentary stamps, intangible tax, as well as all other taxes and penalties due on any notes evidencing any of the Obligations and Debtor further agrees to indemnify and hold Secured Party harmless from and against any and all such documentary stamps, intangible taxes and penalties.

         SECTION 7.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HERBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.



                        [Signature follows on next page]










{OR498808;3}                          11

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                              DEBTOR:

                                              STEIN MART, INC.


                                              By: /s/ James G. Delfs
                                                  ------------------------------
                                                  Name:  James G. Delfs
                                                  Title: Chief Financial Officer




                                              SECURED PARTY:

                                              SUNTRUST BANK, as Administrative
                                              Agent


                                              By: /s/ C. William Buchholz
                                                  ------------------------------
                                                  Name:  C. William Buchholz
                                                  Title: Director










{OR498808;3}                          S-1